Exhibit 99.1

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                       GEI, Inc.

Address of Joint Filer:                    6604 West Broad Street
                                           Richmond, Virginia  23230

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  Genworth Financial, Inc. (GNW)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):           9/21/2005

Designated Filer:                          GE Financial Assurance Holdings, Inc.



SIGNATURE:

GEI, Inc.

/s/ Briggs Tobin
--------------------------------------
Name: Briggs Tobin
Title: Attorney-in-fact


September 21, 2005
------------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                       General Electric Capital Corporation

Address of Joint Filer:                    260 Long Ridge Road
                                           Stamford, CT  06927

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  Genworth Financial, Inc. (GNW)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):           9/21/2005

Designated Filer:                          GE Financial Assurance Holdings, Inc.



SIGNATURE:

General Electric Capital Corporation

/s/ Briggs Tobin
--------------------------------------
Name: Briggs Tobin
Title: Attorney-in-fact


September 21, 2005
------------------
Date

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                     General Electric Capital Services, Inc.

Address of Joint Filer:                  260 Long Ridge Road
                                         Stamford, CT  06927

Relationship of Joint Filer to Issuer:   10% Owner

Issuer Name and Ticker or Trading
Symbol:                                  Genworth Financial, Inc. (GNW)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):         9/21/2005

Designated Filer:                        GE Financial Assurance Holdings, Inc.



SIGNATURE:

General Electric Capital Services, Inc.

/s/ Briggs Tobin
--------------------------------------
Name: Briggs Tobin
Title: Attorney-in-fact


September 21, 2005
------------------
Date

                             Joint Filer Information
                             -----------------------



Name of Joint Filer:                       General Electric Company

Address of Joint Filer:                    3135 Easton Turnpike
                                                  Fairfield, CT  06828

Relationship of Joint Filer to Issuer:     10% Owner

Issuer Name and Ticker or Trading Symbol:  Genworth Financial, Inc. (GNW)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):           9/21/2005

Designated Filer:                          GE Financial Assurance Holdings, Inc.



SIGNATURE:

General Electric Company

/s/ Briggs Tobin
--------------------------------------
Name: Briggs Tobin
Title: Attorney-in-fact


September 21, 2005
------------------
Date